SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: December 22, 2003
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Master Servicer of the Trust) (Exact name as specified in Master Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Master Servicer)	333-84268-02 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Master Servicer)	60070 (Zip Code)
Master Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99

Statement to Certificateholders with respect to the distribution on December 22, 2003 provided under Section 3.1 of the Indenture dated as of November 14, 2002 and Section 5.1 of Sale and Servicing Agreement dated as of November 14, 2002, with respect to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-4.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Master Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Master Servicer of and on behalf of the HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4 (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: December 29, 2003
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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Statement to Certificateholders with respect to the distribution on December 22, 2003 provided under Section 3.1 of the Indenture dated as of November 14, 2002 and Section 5.1 of Sale and Servicing Agreement dated as of November 14, 2002, with respect to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-4.

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